Exhibit 99.1

POZEN AND TRIBUTE ANNOUNCE EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM S-4

-POZEN Schedules Stockholder Meeting for December 10, 2015

-Tribute Schedules Shareholder Meeting for December 9, 2015

CHAPEL HILL, NC and MILTON, ON – November 6, 2015 – POZEN Inc. (“POZEN”) (NASDAQ: POZN) and Tribute Pharmaceuticals Canada Inc. (“Tribute”) (TSXV:TRX or OTCQX International:TBUFF) today announced that the registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (SEC) by Aralez Pharmaceuticals Limited (“Aralez”) on July 20, 2015, as amended on August 19, 2015 and October 30, 2015 (as amended, the “Form S-4”), which includes a proxy statement of POZEN, related to the securities to be issued to the security holders of POZEN, was declared effective on November 5, 2015. The Form S-4 is available on the SEC’s website, and may be accessed at http://www.sec.gov/Archives/edgar/data/1648419/000104746915008196/0001047469-15-008196-index.htm.  Upon completion of the merger, which is expected to occur in December 2015, the combined company will be named Aralez Pharmaceuticals plc and will be domiciled in Ireland. Upon closing, Aralez is expected to trade on NASDAQ and the TSX.

POZEN and Tribute also announced that they have each scheduled stockholder and shareholder meetings, respectively, in connection with POZEN’s pending merger with Tribute and the combination under Aralez. POZEN’s special meeting of its stockholders will be held on December 10, 2015 at 8:30 a.m. EST, at the offices of POZEN, 1414 Raleigh Rd, Suite 400, Chapel Hill, North Carolina 27517. Tribute’s special meeting of its shareholders will be held on December 9, 2015 at 10:00 a.m. EST at the offices of Fogler, Rubinoff LLP, Tribute's legal counsel, at 77 King Street West, Suite 3000, Toronto, Ontario. Such POZEN and Tribute meetings are being held to seek stockholder and shareholder approval, respectively, of the transaction agreement and the merger related matters.

POZEN is expected to immediately begin mailing a proxy statement/prospectus to its stockholders. This proxy statement/prospectus on Form S-4 will provide information for POZEN stockholders related to the transaction as well as instructions for POZEN stockholders on voting. POZEN’s stockholders of record as of the close of business on October 28, 2015 are entitled to vote at the POZEN stockholder meeting.

Tribute is expected to mail its management information circular (the “Information Circular”) in the coming days, a copy of which will be available on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at www.sedar.com and on the SEC’s website at www.sec.gov. Tribute’s shareholders of record as of the close of business on November 9, 2015 are entitled to vote at the Tribute shareholder meeting.

The Board of Directors of POZEN has unanimously recommended that POZEN stockholders vote to approve the transaction to be considered at POZEN’s special meeting of its stockholders and the other proposals set forth in the proxy statement/prospectus on Form S-4. The Board of Directors of Tribute has unanimously recommended that Tribute shareholders vote to approve the transaction to be considered at Tribute’s special meeting of its shareholders and the other proposals set forth in the Information Circular.

Transaction Terms and Structure

POZEN has formed a new company named Aralez Pharmaceuticals Limited, organized under the laws of Ireland. An indirect U.S. subsidiary of Aralez will merge with POZEN, with POZEN surviving as a wholly-owned subsidiary of Aralez. Similarly, an indirect Canadian subsidiary of Aralez will acquire Tribute, through a plan of arrangement, with Tribute surviving as a wholly-owned indirect subsidiary of Aralez.  At closing, each share of POZEN common stock will be converted into the right to receive one Aralez ordinary share and each common share of Tribute (other than dissenting shares) will be exchanged for 0.1455 Aralez ordinary shares.  As of October 28, 2015, POZEN had approximately 32.8 million shares of common stock outstanding and approximately 39.5 million fully diluted shares of common stock outstanding, and Tribute had approximately 126.2 million common shares outstanding and approximately 160.0 million fully diluted common shares outstanding. The transaction will be taxable to the POZEN stockholders and certain of the Tribute shareholders. Upon closing, it is expected that Aralez will re-register as a public limited company in Ireland and be named Aralez Pharmaceuticals plc. Aralez has applied to list its ordinary shares on NASDAQ and the TSX.

On June 2, 2015, POZEN announced the formation of POZEN Limited, a wholly-owned Irish subsidiary, to expand its geographic footprint and increase its global presence, including potential international sales, manufacturing and product development.

Additional Information and Where to Find It

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC's web site at www.sec.gov . Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov. Investors and security holders may obtain free copies of the documents filed by POZEN with the SEC on POZEN's website at www.POZEN.com under the heading "Investors" and then under the heading "SEC Filings" and free copies of the documents filed by Tribute with the SEC on Tribute's website at www.tributepharma.com under the heading "Investors" and then under the heading "SEC Filings".

POZEN and Tribute and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of POZEN and shareholders of Tribute in connection with the proposed transaction. Information regarding the special interests, if any, of these directors and executive officers in the proposed transaction are included in the proxy statement/prospectus and Information Circular described above.  Additional information regarding the directors and executive officers of POZEN and Tribute is contained in their respective Annual Reports on Form 10-K for the year ended December 31, 2014 filed with the SEC.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

All dollar amounts included herein are stated in United States dollars.

For full prescribing information refer to the individual product websites.

About POZEN
POZEN Inc. is a specialty pharmaceutical company that has historically focused on developing novel therapeutics for unmet medical needs and licensing those products to other pharmaceutical companies for commercialization. By utilizing a unique in-source model and focusing on integrated therapies, POZEN has successfully developed and obtained FDA approval of two self-invented products. Funded by these milestones/royalty streams, POZEN has created a portfolio of cost-effective, evidence-based integrated aspirin therapies designed to enable the full power of aspirin by reducing its GI damage.

POZEN’s common stock is traded under the symbol “POZN” on The NASDAQ Global Market. For more detailed company information, including copies of this and other press releases, please visit www.pozen.com.

About Tribute
Tribute is a specialty pharmaceutical company with a primary focus on the acquisition, licensing, development and promotion of healthcare products in Canada and the U.S. markets.

Tribute markets Cambia® (diclofenac potassium for oral solution), Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution) Uracyst® (sodium chondroitin sulfate solution 2%), Fiorinal®, Fiorinal® C, Visken®, Viskazide®,Collatamp® G, Durela®, Proferrin®, Iberogast®, MoviPrep®, Normacol®, Resultz®, PegaLax®, Balanse®, Balanse® Kids, Diaflor™, Mutaflor®, and Purfem®  in the Canadian market. Additionally, NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships. Tribute also has the U.S. rights to Fibricor® and its related authorized generic. In addition, it has the exclusive U.S. rights to develop and commercialize Bezalip® SR in the U.S. and has the exclusive right to sell Bilastine, a product licensed from Faes Farma for the treatment of allergic rhinitis and chronic idiopathic urticaria (hives), in Canada. The exclusive license is inclusive of prescription and non-prescription rights for Bilastine, as well as adult and pediatric presentations in Canada. This product is subject to receiving Canadian regulatory approval.

Tribute's common shares are traded on the TSXV under the symbol “TRX” and on the OTCQX under the symbol “TBUFF”. For more detailed company information, including copies of this and other press releases, please visit www.tributepharma.com.

Cautionary Language Concerning Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Aralez, POZEN and Tribute and the timing and benefits thereof; the anticipated equity and debt financings and the closings thereof; the combined company's strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure; the proposed listing on the NASDAQ and TSX; and other statements that are not historical facts.  These forward-looking statements are based on POZEN's and Tribute’s current assumptions and expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties ability to complete the combination and anticipated equity and debt financings on the proposed terms and schedule; the combined company meeting the listing requirements on the NASDAQ and TSX; risk that Aralez may be taxed as a U.S. resident corporation;  risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company's shares could decline, as well as other risks related to POZEN's and Tribute’s business, including  POZEN's inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALA™ in a timely and cost-effective manner, the parties’ failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates (including YOSPRALA), including as a result of the need to conduct additional studies or due to issues with third-party manufacturers, or the failure to obtain such approval of POZEN’s or Tribute’s product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from POZEN’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including its dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®, POZEN’s dependence on Patheon for the manufacture of YOSPRALA 81/40 and YOSPRALA 325/40 ; the ability of POZEN and Tribute to protect their intellectual property and defend their patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in POZEN's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q,in Tribute’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q, and in the registration statement on Form S-4. We undertake no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in their expectations.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contacts:

POZEN Inc.
Bill Hodges, Chief Financial Officer
919-913-1030

Nichol Ochsner
Executive Director, Investor Relations
& Corporate Communications
919-913-1030

Tribute Pharmaceuticals Canada Inc.
Scott Langille, Chief Financial Officer
905-876-3166